                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2000 (March 23, 2000)

                        -------------------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                           0-16461              63-0868361
  (State or Other Jurisdiction              (Commission File        (I.R.S. Employer
        of Incorporation)                       Number)           Identification Number)
           MAIN STREET                                                  35031
       BLOUNTSVILLE, ALABAMA                                         (Zip Code)
(Address of Principal Executive Offices)


                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)

ITEM 5.  OTHER EVENTS

         On April 6, 2000, the Registrant issued a press release regarding the Registrant's offering of trust preferred securities. A copy of the press release is filed as Exhibit 99 hereto, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) The following exhibit is filed herewithin

Exhibit Number        Description
--------------        ------------
99                    Press Release of the Registrant, dated April 6, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.


By:   /s/ Kennon R. Patterson
   -----------------------------------------------
   Kennon R. Patterson, Sr.
   Chairman, Chief Executive Officer and President


Date: April 6, 2000

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------
99                       Press Release of the Registrant, dated April 6, 2000